3
                                                                        FORM 8-K
                                                                        --------


                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

                                    FORM  8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  reported)     May  17,  2002

                           USA VIDEO INTERACTIVE CORP.
             (Exact name of registrant as specified in its chapter)
             ------------------------------------------------------

                  WYOMING          0-29651          06-15763-91
    (State or other jurisdiction          (Commission          (IRS Employer
       of incorporation          File Number)          Identification No.)
       ----------------          ------------          -------------------

               70 ESSEX STREET, MYSTIC, CONNECTICUT          06355
                    (Address of principal executive offices)          (Zip Code)
                    ----------------------------------------          ----------

                                 (800) 625-2200
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

On May 17, 2002, the Registrant announced that Daniel Kinnaman and the Company have mutually agreed to terminate Mr. Kinnaman's employment as Vice President of Sales and Marketing, effective immediately

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit  99.1     News  Release  dated  May  17,  2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     USA  VIDEO  INTERACTIVE  CORP.


Date  :     May  17,  2002          By  :     /s/  Anton  J.  Drescher
            --------------                    ------------------------
                                              ANTON  J.  DRESCHER,
                                              CORPORATE  SECRETARY

                               [GRAPHIC  OMITED]



MAY  17,  2002  - MYSTIC, CONNECTICUT - USA Video Interactive (OTCBB: USVO; TSX:
US; BSE/Frankfurt: USF; http://www.usvo.com/ ) would like to advise that Daniel Kinnaman and the Company have mutually agreed to terminate Mr. Kinnaman's employment as Vice President of Sales and Marketing, effective immediately. In the interim, Mr. Kinnaman's duties will be taken over by the President, Edwin Molina, and Company's Chief Operating Officer, Robert D. Smith.

ABOUT  USA  VIDEO  INTERACTIVE
USA Video Interactive is an international designer and supplier of high-tech Internet streaming video and video-on-demand systems, services and innovative end-to-end solutions. Its StreamHQ media delivery services are focused on creating revenues for customers and reducing their Internet costs. StreamHQ encompasses the entire media experience from source to viewing, including content production; content encoding; asset management; media and application hosting; multi-mode content distribution; and transaction data capture, reporting and analysis. StreamHQ 's design leverages the capabilities of the Internet while bypassing its latencies, with high availability, reliability, flexibility, scalability and cost-effectiveness. USVO holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992. It has been cited by at least 145 other patents. USVO holds similar patents in Canada, England, France, Spain, Italy and Germany, and has a similar patent pending in Japan. The USVO patented video technology gives users full-motion video; the flexibility of standard, VCR-like controls; and the convenience of a standard internet-browser format for access. It provides video images significantly faster and at a higher degree of resolution than with previously available methods; significantly overcomes bandwidth restrictions; and eliminates the blockiness and slowness of current technologies. USVO is developing patented Wavelet compression technology that will further enhance the company's ability to deliver unique capabilities as part of StreamHQ . For more information, visit www.usvo.com

USA VIDEO INTERACTIVE Corporate Headquarters Office: 70 Essex Street; Mystic, CT 06355; (800) 625-2200; (860) 572-1560. Canada Office: 837 West Hastings Street;
Suite #507; Vancouver, B.C. V6C 3N6. Trading symbol on the OTCBB: USVO; Trading symbol on The TSX Venture Exchange US; Trading Symbol on the Berlin and Frankfurt Stock Exchanges: USF. Standard & Poors Listed. CUSIP 902924208. The TSX Venture Exchange (TSX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release. For more information contact:
Kevin  Yorio,  860-572-1560;  info@usvo.com
                              -------------

THIS PRESS RELEASE MAY CONTAIN FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN ANY FORWARD-LOOKING STATEMENT. INVESTORS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISK AND UNCERTAINTIES, WHICH MAY CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE DESCRIBED.